        Exhibit 24

    POWER OF ATTORNEY

   FOR EXECUTING FORMS 3, 4, 5 AND 144

 Know all by these presents, that the undersigned hereby constitutes and appoints Jerry W. Powell, Marc D. Follmer and Joseph B. Cartee his true and lawful attorneys-in-fact to:

 (1) execute for and on behalf of the undersigned Forms 3, 4, and 5 in accordance with Section 16(a) of the Securities Exchange Act of 1934 and the

rules thereunder and Form 144 pursuant to Rule 144 under the Securities Act of

1933;

 (2) do and perform any and all acts for and on behalf of the undersigned which may be necessary or desirable to complete the execution of any such Form 3, 4, 5 or 144 and the timely filing of such form with the United

States Securities and Exchange Commission and any other authority; and

 (3) take any other action of any type whatsoever in connection with the foregoing which, in the opinion of such attorneys-in-fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by such attorneys-in-fact on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as such attorneys-in-fact may approve in his/her discretion.

 The undersigned hereby grants to such attorneys-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite,

necessary and proper to be done in the exercise of any of the rights and powers herein granted, as fully and to all intents and purposes as such attorneys-in-fact might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorneys-in-fact, or his or her substitute or substitutes, shall lawfully do or cause to be done by virtue of this Power of Attorney and the rights and powers herein granted. The undersigned acknowledges that the foregoing attorneys-in-fact, in serving in such capacity at the request of the undersigned, are not assuming any of the undersigned's responsibilities to comply with Section 16 of the Securities Exchange Act of 1934 or Rule 144

under the Securities Act of 1933.

 IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of the 28th day of April, 2005.

     /s/ Gregory P. Deming

     (Signature)

     Printed Name: Gregory P. Deming